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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement on Form S-8 (and in Post- Effective Amendment No. 9 to Registration Statement on Form S-8, No. 2-85579, Post-Effective Amendment No. 5 to Registration Statement on Form S-8, No. 33-26566, Post-Effective Amendment No. 2 to Registration Statement on Form S-8, No. 33-55014, Post-Effective Amendment No. 2 to Registration Statement on Form S-8, No. 33-60569 and Post-Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-32789 of our report dated February 5, 1998, on our audits of the consolidated financial statements of VF Corporation as of January 3, 1998 and January 4, 1997, and for each of the three fiscal years in the period ended January 3, 1998, appearing on page 33 of the 1997 Annual Report to Shareholders, which is incorporated by reference in the 1997 VF Corporation Annual Report on Form 10- K. We also consent to the incorporation by reference in Registration Statement on Form S-8 (and in Post-Effective Amendment No. 9 to Registration Statement on Form S-8, No. 2-85579, Post-Effective Amendment No. 5 to Registration Statement on Form S-8, No. 33-26566, Post-Effective Amendment No. 2 to Registration Statement on Form S-8, No. 33-55014, Post-Effective Amendment No. 2 to Registration Statement on Form S-8, No. 33-60569 and Post-Effective Amendment No. 1 to Registration Statement on Form S-8, No. 333-32789 of our report dated February 5, 1998 on our audits of the consolidated financial statement schedule of VF Corporation as of January 3, 1998 and January 4, 1997, and for each of the three fiscal years in the period ended January 3, 1998, which report is included in the VF Corporation 1997 Annual Report on Form 10-K. We also consent to the reference to our firm under the caption "Experts".

PRICEWATERHOUSECOOPERS  LLP
Philadelphia, PA
July 21, 1998

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